Exhibit 99(b)

Credit Portfolio Period end balances of 12/31/2007.

Credit Portfolio Non-Owner Occupied CRE: Other Construction + Land Acquisition + Raw Land Period end balances of 12/31/2007.

Credit Portfolio Non-Owner Occupied CRE Construction Secured by Mortgage Exposure by Segment Period end balances of 12/31/2007.

Period end balances of 12/31/2007.

Period end balances of 12/31/2007.

Period end balances of 12/31/2007.

Non-Performing Analysis By Market Period end balances of 12/31/2007.

Integra®
Bank

Integra Bank Corporation
Analysis of Last 8 Quarters
Ended December 31, 2007
(dollars and total shares in thousands)

Balance Sheet Detail (Period End)	1Q06	2Q06	3Q06	4Q06	1Q07	2Q07	3Q07	4Q07
Commercial Loans	$ 956,413	$ 1,001,252	$ 1,013,833	$ 1,018,930	$ 1,040,004	$ 1,467,730	$ 1,572,013	$ 1,604,785
Direct Consumer	291,868	295,188	296,510	297,093	293,948	315,116	318,107	323,633
Indirect Consumer	129,707	131,014	127,958	124,864	118,628	110,970	104,630	99,848
Total Consumer	421,575	426,202	424,468	421,957	412,576	426,086	422,737	423,481
Residential Mortgage	368,499	365,321	360,714	350,089	337,480	324,411	305,238	283,112
Total Loans	1,746,487	1,792,775	1,799,015	1,790,976	1,790,060	2,218,227	2,299,988	2,311,378
Personal NIB DDA	75,746	69,679	67,364	65,820	72,700	73,104	70,569	67,593
Non Personal NIB DDA	189,637	194,920	182,586	186,638	177,434	207,459	198,385	197,295
Total Low Cost Deposits (1)	780,037	784,676	740,933	750,399	742,645	791,587	779,234	782,479
Total Core Deposits (2)	1,050,580	1,081,825	1,031,071	1,047,131	1,045,708	1,186,431	1,172,846	1,183,577
Income Statement								
Net Interest Income	$ 20,118	$ 20,743	$ 20,817	$ 20,628	$ 20,329	$ 23,567	$ 24,698	$ 24,655
Provision for Loan Losses	394	859	950	18,091	735	455	723	2,280
Non Interest Income	8,061	9,117	9,206	9,443	9,215	9,931	10,387	10,264
Non Interest Expense	19,158	19,260	18,599	18,860	20,167	21,870	22,242	22,766
Pre tax Income	8,627	9,741	10,474	(6,880)	8,642	11,173	12,120	9,873
Net Income	6,557	7,390	8,200	(2,600)	7,356	8,333	9,206	7,903
EPS (diluted)	0.37	0.42	0.46	(0.15)	0.41	0.41	0.45	0.38
Ratios								
ROA	0.98 %	1.09 %	1.19 %	(0.38) %	1.12 %	1.04 %	1.13 %	0.94 %
ROE	11.96	13.24	14.06	(4.26)	12.62	10.71	11.34	9.50
Efficiency Ratio	65.61	62.32	59.81	61.80	66.46	62.65	61.09	62.51
Net Interest Margin	3.34	3.42	3.41	3.41	3.48	3.40	3.52	3.42
ALLL/Total Loans	1.33	1.17	1.19	1.18	1.18	1.19	1.15	1.18
NPL's/Total Loans	1.27	0.43	0.44	0.49	0.50	0.62	0.70	0.98
ALLL/NPL's	104.87	275.76	270.99	238.96	238.75	191.57	164.48	120.27
Net Charge Off	0.36	0.69	0.13	4.03	0.17	0.22	0.13	0.25
Balance Sheet Overview								
Total Assets	$ 2,699,206	$ 2,743,508	$ 2,711,306	$ 2,684,479	$ 2,656,211	$ 3,214,362	$ 3,317,320	$ 3,350,207
Total Loans	1,746,487	1,792,775	1,799,015	1,790,976	1,790,060	2,218,227	2,299,988	2,311,378
Total Deposits	1,955,927	2,045,351	1,991,865	1,953,852	1,995,728	2,415,619	2,383,953	2,340,137
Shares Outstanding	17,488	17,539	17,704	17,794	17,675	20,629	20,649	20,650
Tier 1 Capital	10.73 %	10.49 %	11.23 %	10.80 %	11.01 %	9.41 %	9.30 %	9.41 %
Tangible Equity	$ 170,666	$ 171,684	$ 187,152	$ 184,151	$ 187,617	$ 183,977	$ 189,675	$ 193,298
Total Equity	222,689	223,473	238,708	235,474	238,707	316,313	325,090	328,000

(1) Low cost core deposits consist of interest checking, demand deposits and savings accounts.
(2) Core deposits consist of low cost core deposits plus money market accounts.

Integra Bank Corporation
Regional Balance Sheet
Q3 & Q4 2007

In Thousands ($000)	Total Corporation			Community			Evansville		
Assets	Q307 Avg	Q407 Avg	Annualized % Change	Q307 Avg	Q407 Avg	Annualized % Change	Q307 Avg	Q407 Avg	Annualized % Change
Commercial Loans	1,501,430	1,576,840	20.09%	342,834	336,944	-6.87%	175,982	176,807	1.88%
Consumer Loans	423,607	423,197	-0.39%	249,949	254,728	7.65%	41,090	42,628	14.97%
Mortgage Loans	313,535	295,186	-23.41%	194,026	183,124	-22.48%	54,129	51,285	-21.02%
Total Loans	2,238,572	2,295,223	10.12%	786,809	774,796	-6.11%	271,201	270,720	-0.71%
Total Assets	3,232,918	3,320,443	10.83%	862,003	849,541	-5.78%	290,177	289,631	-0.75%
Liabilities									
Noninterest-Bearing Deposits	284,002	271,294	-17.90%	141,258	145,347	11.58%	82,063	75,161	-33.64%
Interest-Bearing Deposits	2,093,660	2,104,464	2.06%	1,210,666	1,235,838	8.32%	305,241	310,916	7.44%
Total Deposits	2,377,662	2,375,758	-0.32%	1,351,924	1,381,185	8.66%	387,304	386,077	-1.27%
Total Liabilities	2,910,890	2,990,307	10.91%	1,401,530	1,435,363	9.66%	430,928	429,826	-1.02%

Integra Bank Corporation
Regional Balance Sheet
Q3 & Q4 2007

In Thousands ($000)	Commercial Real Estate			Chicago Region			Cincinnati Commercial			Other		
Assets	Q307 Avg	Q407 Avg	Annualized % Change	Q307 Avg	Q407 Avg	Annualized % Change	Q307 Avg	Q407 Avg	Annualized % Change	Q307 Avg	Q407 Avg	Annualized % Change
Commercial Loans	465,413	536,440	61.04%	386,060	386,673	0.64%	86,161	96,968	50.17%	44,980	43,008	-17.54%
Consumer Loans	0	0	N/A	17,769	16,893	-19.71%	0	0	N/A	114,799	108,948	-20.39%
Mortgage Loans	0	0	N/A	7,248	7,080	-9.23%	0	0	N/A	58,132	53,697	-30.52%
Total Loans	465,413	536,440	61.04%	411,077	410,646	-0.42%	86,161	96,968	50.17%	217,911	205,653	-22.50%
Total Assets	465,500	536,524	61.03%	418,700	418,237	-0.44%	86,213	97,078	50.41%	1,110,325	1,129,432	6.88%
Liabilities												
Noninterest-Bearing Deposits	3,874	2,586	-133.00%	31,698	29,772	-24.31%	14,361	8,760	-156.01%	10,748	9,668	-40.19%
Interest-Bearing Deposits	9,166	10,959	78.27%	321,622	279,780	-52.04%	4,609	6,479	162.28%	242,356	260,492	29.93%
Total Deposits	13,040	13,545	15.50%	353,320	309,552	-49.55%	18,970	15,239	-78.67%	253,104	270,160	26.95%
Total Liabilities	13,064	13,550	14.90%	354,217	310,603	-49.25%	27,893	22,177	-81.96%	683,258	778,788	55.93%

Integra Bank Corporation
Investment Portfolio Summary
As of December 31, 2007

Summary:	% of Total	Coupon	Current Par	Book Value	Unamortized Prem/(Disc.)	Original Face	Book Yield	Base Gain/ (Loss)	Market Value
Agency	2.5%	5.38	$ 16,074,275	$ 16,074,275	$ -	$ 16,074,275	5.38	$ 67,477	$ 16,141,752
CMO's (Agency)	42.2%	4.66	273,589,982	274,004,192	414,211	569,437,153	4.63	(3,943,367)	270,060,826
CMO's (Private Label)	6.5%	4.66	42,100,971	41,936,447	(164,524)	88,700,000	4.69	(617,771)	41,318,676
MBS's (Agency)	21.8%	4.73	141,183,246	141,361,701	178,455	541,143,214	4.67	(164,936)	141,196,765
DRD Preferred Securities	2.0%	5.72	13,229,750	12,699,103	(530,647)	13,229,750	5.76	(3,181,395)	9,517,708
Trust Preferred & Other	7.7%	7.03	49,839,876	49,885,319	45,443	56,075,435	6.93	(3,615,986)	46,269,333
Subtotal	**82.7%**	**4.95**	**$ 536,018,099**	**$ 535,961,037**	**$ (57,062)**	**$ 1,284,659,827**	**4.91**	**$ (11,455,977)**	**$ 524,505,060**
Municipal	16.5%	6.93	107,219,310	104,528,405	(2,690,905)	107,249,592	4.69	2,291,018	106,819,423
Other	0.8%	5.74	4,987,581	4,987,581	-	4,987,581	5.74	(31,126)	4,956,455
Subtotal	**17.3%**	**6.87**	**$ 112,206,891**	**$ 109,515,986**	**$ (2,690,905)**	**$ 112,237,173**	**4.74**	**$ 2,259,892**	**$ 111,775,878**
Total Investment Portfolio	**100.0%**	**5.27**	**$ 648,224,990**	**$ 645,477,023**	**$ (2,747,967)**	**$ 1,396,897,000**	**4.88**	**$ (9,196,085)**	**$ 636,280,937**



Sector Allocation
Agency Debentures, 3%
Other, 1%
Municipal, 16%
Trust Preferred & Other, 8%
DRD Preferred Securities, 2%
MBS's (Agency), 22%
CMO's (Private Label), 6%
CMO's (Agency), 42%
Agency Debentures
CMO's (Agency)
CMO's (Private Label)
MBS's (Agency)
DRD Preferred Securities
Trust Preferred & Other
Municipal
Other

Integra Bank Corporation
Private Label CMO Portfolio
As of December 31, 2007

Description	Coupon	Current Par	Book Value	Unamortized Prem/(Disc.)	Original Face	Book Yield	Gain/ (Loss)	Market Value
SASC0331A 3A	4.82	$ 9,248,178	$ 9,287,388	$ 39,210	$ 20,000,000	4.64	$ (53,122)	$ 9,234,266
CWHL 2003-58 21A	4.05	5,870,167	5,871,949	1,782	20,000,000	4.01	(26,592)	5,845,357
GSR 2003-10 2A1	4.47	11,792,894	11,637,459	(155,435)	20,000,000	4.74	(246,200)	11,391,259
RAS03A15 1A1	4.25	8,328,065	8,365,430	37,365	20,000,000	4.20	(397,243)	7,968,187
WFMBS 2006-8 A13 6%	6.00	4,867,739	4,834,998	(32,741)	6,000,000	6.17	89,596	4,924,594
CMSI 4 A2	5.25	1,993,928	1,939,223	(54,705)	2,700,000	5.02	15,790	1,955,013
Private Issue CMO Total	**4.66**	**$ 42,100,971**	**$ 41,936,447**	**$ (164,524)**	**$ 88,700,000**	**4.69**	**$ (617,771)**	$ 41,318,676



Private Label CMO Portfolio
% Weighted Average Totals
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
0.83
0.57
0.09
0.03
0.00
30 Day
60 Day
90 Day
Foreclosure
REO
% Delinquencies
Collateral Performance



Private Label CMO Portfolio
% Weighted Average Totals
80.00
75.00
70.00
65.00
60.00
55.00
50.00
69.4
61.5
Credit Support Coverage
LTV
Ratio

Credit Support Coverage Ratio = Current Tranche Credit Support/ (((60 Day Deliq * 60%) + (90 Day Deliq * 70%) + (Foreclosure * 100%) + (REO * 100%)) * 40%)

Credit Portfolio

Non Owner Occupied
Commercial Real Estate (NOO CRE) Portfolio
4Q07- $912.7M (000's)

Excludes Loans in Process



SPECIAL PUR
$35,353
4%
HOTEL
$22,770
2%
INDUS
$45,602
5%
RAW
$48,645
5%
MULTI
$198,477
23%
OFFICE
$68,421
7%
LAND ACQ
$146,290
16%
RETAIL
$198,249
22%
SFR RENTAL
$148,848
16%

Total Percent of Portfolio: 39.5%

Period end balances of 12/31/2007.

Credit Portfolio

Non-Owner Occupied CRE
Construction secured by Mortgage
$608.0M (000's)



COMMUNITY
$14,050
$13,603
CRE
$642,422
$398,011
CHICAGO
$237,036
$196,403
$-
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
Balances
Commitments

Non-Owner Occupied CRE: Other Construction + Land Acquisition + Raw Land

Period end balances of 12/31/2007.

Credit Portfolio

Non-Owner Occupied CRE
Construction Secured by Mortgage
Exposure by Segment


LAND ACQUISITION
BAL $143.4M (000's)
COMMUNITY
$5,262
4%
CRE
$77,416
54%
CHICAGO
$60,730
42%


RAW LAND
BAL $47.8M (000's)
COMMUNITY
$3,685
8%
CRE
$34,711
72%
CHICAGO
$9,371
20%


OTHER CONSTRUCTION*
BAL $416.8M (000's)
COMMUNITY
$4,656
1%
CRE
$285,884
69%
CHICAGO
$126,303
30%

Period end balances of 12/31/2007.

-Other contains Multifamily, SFR, Office, Hotel, Indus, Special Purpose, and

Total NPAs by Area
$25.6M (000's)


COMMUNITY
$9,520
37%
CRE
$-
0%
CHICAGO
$16,070
63%

Only 9 NPAs greater than $500K

Period end balances of 12/31/2007.

Total NPAs by Loan Type
$25.6M (000's)


OREO
$2,923
11%
Comm
$3,358
13%
Consumer
$1,309
5%
Home Equity
$810
3%
Res Mtg
$4,554
18%
Constr &
Dvlpmnt
$3,547
14%
Comm Mtg
$9,089
36%

Period end balances of 12/31/2007.

CHICAGO NPAs by Type
$16.1M (000's)



OREO
$2,497
16%
Comm
$1,804
11%
Consumer
$173
1%
Home Equity
$396
2%
Res Mtg
$100
1%
Comm Mtg
$8,040
50%
Constr &
Dvlpmnt
$3,060
19%

Period end balances of 12/31/2007.

Non-Performing Analysis By Market

	TOTALS	CHICAGO	CRE	COMMUNITY
Comm	$ 3,358	$ 1,804	$ -	$ 1,554
Comm Mtg	$ 9,089	$ 8,040	$ -	$ 1,048
Constr & Dvlpmnt	$ 3,547	$ 3,060	$ -	$ 488
Res Mtg	$ 4,554	$ 100	$ -	$ 4,453
Home Equity	$ 810	$ 396	$ -	$ 414
Consumer	$ 1,309	$ 173	$ -	$ 1,136
OREO	$ 2,923	$ 2,497	$ -	$ 426
TOTALS	**$ 25,590**	**$ 16,070**	**$ -**	**$ 9,520**

Period end balances of 12/31/2007.